UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2012

RESOLUTE FOREST PRODUCTS INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-33776	98-0526415
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Resolute Forest Products Inc. 111 Duke Street, Suite 5000 Montreal, Quebec, Canada		H3C 2M1
(Address of principal executive offices)		(Zip Code)

(514) 875-2160

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05	Costs Associated with Exit or Disposal Activities

Resolute Forest Products Inc. (the “Company”) announced on June 15, 2012, that the Mersey newsprint mill located in Brooklyn, Nova Scotia, would be indefinitely idled as of June 17, 2012. The Company owns 51% of Bowater Mersey Paper Company Limited, the entity that owns the facility, which the Company manages. The indefinite idling will reduce the Company’s capacity by approximately 250,000 metric tons of newsprint and affect approximately 320 employees. The Company’s decision is largely a result of challenging conditions for newsprint on export markets, caused mainly by unfavorable currency fluctuations.

The Company expects that it will incur certain charges as a result of the indefinite idling, including costs for severance payments and other termination benefits, and non-cash asset impairment charges for the write-down of fixed assets and inventory.

The Company is currently assessing the feasibility of selling all of its assets in Nova Scotia, including its private timberlands, the paper mill, sawmill and its power cogeneration facility. The nature and amount of the charges resulting from the indefinite idling will depend, among other things, on the scope, value, timing and treatment of any sale transaction(s); accordingly, at the time of this report, the Company is unable to estimate the amount of those charges.

A copy of the press release announcing the indefinite idling is provided as exhibit 99.1.

Cautionary Statements Regarding Forward-looking Information

Statements in this current report that are not reported financial results or other historical information of Resolute Forest Products Inc. are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and may be identified by the use of forward-looking terminology such as the words “should”, “would”, “could”, “will”, “may”, “expect”, “estimate”, “believe”, “anticipate”, “attempt”, “project” and other terms with similar meaning indicating possible future events or potential impact on Resolute’s business or shareholders.

The reader is cautioned not to place undue reliance on these forward-looking statements, which are not guarantees of future performance. These statements are based on management’s current assumptions, beliefs and expectations, all of which involve a number of business risks and uncertainties that could cause actual results to differ materially. The potential risks and uncertainties that could cause Resolute’s actual future financial condition, results of operations and performance to differ materially from those expressed or implied in this press release include, but are not limited to: the scope, value, timing and treatment of any sale transaction(s) for assets associated with the Mersey facility, and all other potential risks and uncertainties set forth under the heading “Risk Factors” in Part I, Item 1A of Resolute’s annual report on Form 10-K for the year ended December 31, 2011, filed with the SEC and Resolute’s other filings with the Canadian securities regulatory authorities.

All forward-looking statements in this current report are expressly qualified by the cautionary statements contained or referred to above and in Resolute’s other filings with the SEC and the Canadian securities regulatory authorities. Resolute disclaims any obligation to publicly update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as required by law.

ITEM 2.06	Material Impairments

The information contained in item 2.05 is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Exhibit Description

99.1	Resolute Forest Products press release dated June 15, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOLUTE FOREST PRODUCTS INC.

By:	/s/ Jacques P. Vachon
Name: Jacques P. Vachon
Title: Senior Vice President, Corporate Affairs and Chief Legal Officer

Dated: June 21, 2012

Index of Exhibits

Exhibit Number	Exhibit Description

99.1	Resolute Forest Products press release dated June 15, 2012